UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2017

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue,  Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781) 332-0700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 - Results of Operations and Financial Condition

On April 5, 2017, Chase Corporation (the “Company”) announced its second quarter results for the fiscal year ending August 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 -  Regulation FD Disclosure

On April 3, 2017,  Roblon A/S announced its acquisition of the assets and activities of Chase Corporation’s fiber optic cable components business, for a provisionally estimated purchase price of $4.0 million, pending any working capital adjustments. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01  - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on April 5, 2017 announcing its second quarter of fiscal year 2017 financial results.
99.2	Press release issued by Roblon A/S on April 3, 2017 announcing its acquisition of the assets and activities of Chase Corporation’s fiber optic cable components business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: April 6, 2017	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on April 5, 2017 announcing its second quarter of fiscal year 2017 financial results.
99.2	Press release issued by Roblon A/S on April 3, 2017 announcing its acquisition of the assets and activities of Chase Corporation’s fiber optic cable components business.